                                 Registration Nos. 33-16665
                                 811-5293
------------------------------------------------------------

            SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549

                        FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.
                                     ---         ---
    Post-Effective Amendment No.      9           X
                                     ---         ---
    and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No.   11                            X
                   ----                           ---

                  CARILLON INVESTMENT TRUST
       (Exact Name of Registrant as Specified in Charter)

          1876 Waycross Road, Cincinnati, Ohio 45240
            (Address of Principal Executive Offices)

                      (513) 595-2600
              (Registrant's Telephone Number)

John F. Labmeier, Esq.
Carillon Investment Trust
1876 Waycross Road
Cincinnati, Ohio 45240
(Name and Address of Agent for Service)

Copy to:
Routier and Johnson, P.C.
1700 K Street, N.W. Suite 1003
Washington, D.C. 20006

                --------------------------

    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 28, 1995.
               -------------------------

It is proposed that this filing will become effective (check appropriate box)

___  immediately upon filing pursuant to paragraph (b)
      of Rule 485
  X  on February 28, 1996 pursuant to paragraph (b)
----  of Rule 485
___  60 days after filing pursuant to paragraph (a)
      of Rule 485
___  on (date) pursuant to paragraph (a) of Rule 485
                  ---------------------------

            CARILLON INVESTMENT TRUST

              CROSS-REFERENCE SHEET

                                          HEADINGS IN PROSPECTUS
                                          OR STATEMENT OF ADDITIONAL
FORM N-1A ITEMS                           INFORMATION
--------------------------------------------------------------------
   PART A
 ----------

 1. Cover Page                            Cover (Prospectus)

 2. Synopsis                              Fund Expenses

 3. Condensed Financial Information       Financial Highlights

 4. General Description of Registrant     The Trust; The Fund;
                                          Investment Objectives
                                          and Policies

 5. Management of the Fund                Management of the Trust;
                                          Custodian, Transfer and
                                          Dividend Disbursing
                                          Agent

 6. Capital Stock and Other Securities    Shareholder Voting;
                                          Shareholder Liability;
                                          Dividends and Distributions;
                                          Taxes; Shareholder Inquiries

 7. Purchase of Securities Being Offered  Purchase of Fund Shares

 8. Redemption or Repurchase              Redemption of Shares

 9. Pending Legal Proceedings             *


      PART B
     --------

10. Cover Page                            Cover Page (Statement of
                                          Additional Information)

11. Table of Contents                     Table of Contents

12. General Information and History       The Trust

13. Investment Objectives                 Investment Policies;
                                          Investment Restrictions;
                                          Portfolio Turnover

14. Management of the Fund                Management of the Trust

15. Control Persons and Principal
     Holders of Securities                The Trust

16. Investment Advisory and Other         Investment Adviser;
    Services                              Distribution of Shares;
                                          Custodian, Transfer and
                                          Dividend Disbursing Agent

17. Brokerage Allocation                  Investment Adviser

18. Capital Stock and Other Securities    The Trust

19. Purchase, Redemption and Pricing of   Purchase and Redemption
     Securities Being Offered             of Shares

20. Tax Status                            Taxes

21. Underwriters                          Distribution of Shares

22. Calculation of Performance Data       Performance

23. Financial Statements                  Independent Auditors


      PART C
     --------

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.


-----------------------------
* Omitted from the Prospectus or Statement of Additional
Information because the Item is inapplicable.

                    PART A


       INFORMATION REQUIRED IN A PROSPECTUS






                      PROSPECTUS

                  Carillon Capital Fund
                             of
               Carillon Investment Trust


     Carillon Capital Fund (the "Fund") is an investment portfolio of Carillon Investment Trust (the "Trust"), a diversified, open-end management investment company.

     The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio, which in the sole determination of the investment adviser, would be of above average quality when compared to other portfolios. The Fund's investments will include equity securities, debt instruments and money market instruments. In purchasing debt securities, the Fund will primarily invest in debt securities rated in one of the four highest rating categories as determined by a nationally recognized rating service, or, if unrated, of equivalent quality as determined by the investment adviser. The Fund may, however, invest up to 25% of the total value of the debt securities it holds in high-yield (high-risk) bonds or the equivalent thereof in unrated securities. High-yield (high-risk) bonds typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yielding, higher-rated bonds.

     As a result of the market risk inherent in any investment, there is no assurance that the investment objective of the Fund will be realized. Investments in the Fund are neither insured nor guaranteed by the U.S. Government or any other entity or person.

     A sales charge is deducted from the amount invested. This sales charge ranges from 5% for investments of less than $50,000 to .5% for investments of $2,500,000 or more. (See "Sales Charge," page 10.) Fund shares are suitable for purchase by pension plan and IRA custodians, as well as the public generally.

            ---------------------------------

     This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Fund, and it should be read and kept for future reference. A Statement of Additional Information dated February 28, 1996 that contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240.

           -----------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                Dated February 28, 1996

                      FUND EXPENSES

    Shareholder Transaction Expenses
    (as a percentage of the offering price)
          Maximum Sales Load Imposed on Purchase......... 5.00%

    Annual Fund Operating Expenses
    (as a percentage of average net assets)
          Advisory Fees.................................. 0.75%
          Other Expenses................................. 0.26%
          Total Fund Operating Expenses.................. 1.01%

EXAMPLE The table below shows the expenses a shareholder would pay on a $1,000 investment assuming a 5% annual return and no redemptions.

                    1 Year     3 Years     5 Years     10 Years
-------------------------------------------------------------------
       Expenses      $60         $81       $103        $168


     The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

     The purpose of the preceding table is to assist investors in understanding the various costs and expenses an investor in the Fund would bear. All expenses are borne directly or indirectly by shareholders. The expense figures for the 3-year, 5-year and 10-year periods represent the cumulative expenses for those periods.
(For more information about Fund expenses, see "Management of the Trust," page 8, and "Purchase of Fund Shares," page 9.)

     The example should not be considered a representation of past or future expenses and the actual expenses may be greater or lesser than those shown.

                    FINANCIAL HIGHLIGHTS

     The financial information in the table which follows, insofar as it pertains to each of the five years in the period ended October 31, 1995, has been audited in conjunction with the annual audit of the financial statements of the Fund. The financial statements for the year ended October 31, 1995, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the four years ended October 31, 1994, have been audited by another independent accountant, whose reports expressed unqualified opinions on those statements. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Trust's annual report to shareholders which may be obtained without charge.

                                          Year ended October 31,
                              --------------------------------------------
                              1995      1994      1993      1992      1991
                              ----      ----      ----      ----      ----
Net Asset Value,
 Beginning of period          $13.01    $13.00    $12.45    $12.48    $ 9.79

Investment Activities:
 Net investment income           .52       .35       .42       .45       .46
 Net realized and
 unrealized gain (losses)        .73       .16      1.27       .50      2.71
                              ------    ------    ------    ------    ------
Total from Investment
  Operations                    1.25       .51      1.69       .95      3.17

Distributions:
 Net investment income          (.51)     (.32)     (.42)     (.45)     (.48)
 Net realized gains            (1.05)     (.18)     (.72)     (.53)       --
                              ------    ------    ------    ------    ------
Total Distributions            (1.56)     (.50)    (1.14)     (.98)     (.48)

Net Asset Value,
 End of period                $12.70    $13.01    $13.00    $12.45    $12.48
                              ======    ======    ======    ======    ======

Ratios/Supplemental Data:
 Total Return <F2>            10.88%     4.56%    14.50%     8.15%    32.99%

 Ratio of Expenses
   to Average Net Assets       1.01%     1.05%     1.11%     1.10%     1.19%
 Ratio of Net Investment
    Income to Average
    Net Assets                 4.44%     3.89%     3.35%     3.61%     4.03%

 Portfolio Turnover Rate      42.07%    53.20%    43.35%    48.03%    42.07%

Net Assets,
 End of Period
 (in thousands)               $46,644   $41,849   $33,863   $29,807   $27,385

CAPTION

                              Year ended October 31,
                              ----------------------             Period ended
                              1990           1989                10/31/88<F1>
                              ----           ----                --------
Net Asset Value,
 Beginning of period          $11.84         $11.17              $10.45

Investment Activities:
 Net investment income           .60            .54                 .30
 Net realized and
 unrealized gains (losses)     (1.44)          1.07                 .70
                              ------         ------              ------
Total from Investment
  Operations                    (.84)          1.61                1.00
Distributions:
 Net investment income          (.52)          (.62)               (.28)
 Net realized gain              (.69)          (.32)                --
                              ------         ------              ------
Total Distribution             (1.21)          (.94)               (.28)

Net Asset Value,
 End of period                 $9.79         $11.84              $11.17
                              ======         ======              ======

Ratios/Supplemental Data:
 Total Return <F2>            (8.00%)        14.33%               9.68%

 Ratio of Expenses
 to Average Net Assets         1.27%          1.44                1.34%<F3>
 Ratio of Net Investment
    Income to Average
    Net Assets                 5.12%          4.88%               4.35%<F3>

 Portfolio Turnover Rate     101.07%         92.32%              40.03%<F3>

Net Assets,
 End of Period
 (in thousands)               $20,022        $22,203             $29,807

---------------
<F1>
Period from February 23, 1988 (the effective date of registration under the Securities Act of 1933) through October 31, 1988.
<F2>
Assumes sales load is not imposed on either initial investment or reinvestment of distributions.
<F3>
Annualized

                            PERFORMANCE

     From time to time the Fund may advertise "total return." This calculation is based on historical earnings and is not intended to indicate future performance. Investment return and the principal value of an investment may fluctuate. Shares of the Fund, when redeemed, may be worth more or less than their original cost. All charges shown under "Fund Expenses" are reflected in the calculation. Total return is computed by finding the average annual rate of return that would equate the initial amount invested to the ending redeemable value. The calculation of total return assumes the reinvestment of all dividends and distributions and the deduction of the maximum sales load from the initial investment.

                       THE TRUST

     The Trust was established under Massachusetts law pursuant to a Declaration of Trust dated December 8, 1986, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of investments or investment policy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of portfolios, all without shareholder approval.

                        THE FUND

     The Fund is the only portfolio of the Trust currently being offered. The Fund is analogous to a diversified, open-end management investment company (mutual fund). Each share of the Fund has an equal proportionate interest in the net assets and net liabilities of the Fund. Each shareholder of the Fund is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on its investments. The shares of the Fund are continually offered for sale to the public at net asset value subject to the imposition of a sales charge.

             INVESTMENT OBJECTIVES AND POLICIES

     The Fund has investment objectives which it pursues through its investment policies. The investment objectives of the Fund (described on the cover of this Prospectus) are fundamental policies and may not be changed without approval of a majority of shareholders. There can be no assurance that the investment objectives of the Fund will be realized.

     The Fund seeks to obtain the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio, the securities of which are selected by the investment adviser as representing securities that it believes are of above-average quality as compared to other portfolios.

     The Fund invests in equity, debt and money market securities. The Fund may borrow for temporary or emergency purposes up to 10% of the value of its assets.

     There are no percentage limitations on the type of securities in which the Fund may invest. The Fund may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these types of securities at the sole discretion of the investment adviser, subject only to the investment objectives of the Fund and the policies adopted by the Board of Trustees. The investment adviser determines the proportion of Fund assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the portfolio will be structured approximately 63% in equity, 30% in debt and 7% in money market securities. In addition, market influencing factors relating to monetary policy, equity momentum, market sentiment, economic influences and market cycles are taken into consideration in making the asset allocation decision.

     Deviations from historical fundamental market relationships on either a current or anticipated basis, along with the influences of market factors, may result under most foreseeable circumstances in changes as much as 40%, plus or minus, in the percentages allocated to equity, debt or money market securities within the Fund's portfolio.

Equity Securities

     In its equity investments, the Fund emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Fund display one or more of the following criteria:
          Low price earnings ratios in relation to their return on equity.
          High asset values in relation to stock price.
          Foreign shares, listed on the New York or American Stock Exchanges or purchased in the form of American Depository Receipts, of companies judged to represent better fundamental value than those of similar domestic companies.
          A high level of dividend payment providing a yield that is competitive with debt investments.

Debt Securities

     The Fund may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies and corporate debt obligations. The Fund's corporate debt security investments will consist primarily of "investment grade" corporate bonds; that is, bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's or that are unrated but considered by the investment adviser to be of equivalent credit quality. Up to 25% of the Fund's fixed-income assets, however, may be invested in debt securities that are below investment grade as defined above. Non-investment grade (high-risk) debt securities are considered to have speculative characteristics. These investments are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities.



        High-yield (high-risk) bonds generally include any bonds rated Ba or below by Moody's or BB or below by Standard & Poor's or, if unrated, considered equivalent thereof by the Fund's investment adviser. Bonds rated Ba or BB or below are considered speculative. The Fund may invest up to 25% of the value of its debt portfolio in bonds so rated (or unrated but considered of equivalent quality). Bonds rated Ca or C are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." Bonds rated C or D generally are in default or arrears and are described as having extremely poor prospects of attaining any real investment standings. As of January 31, 1996, the Fund held long-term debt securities rated as follows:

Moody's/Standard & Poor's               % of Long-Term Debt
Aaa/AAA ..........................      79.3%
Aa/AA ............................       0.0%
A/A ..............................      12.9%
Baa/BBB ..........................       3.8%
Less than investment grade........       4.0%

See the Appendix for a description of corporate bond ratings.

     For a more complete discussion of the risk factors associated with high-yield bonds, see the discussion below under "Principal Risk Factors," and "Certain Risk Factors Relating to
High-Yield, High-Risk Bonds" in the Statement of Additional
Information.

     The adviser anticipates that average maturity will not exceed 15 years, with the precise term to maturity dependent upon general market and economic conditions.

Money Market Instruments

     The Fund may at any time be 100% invested in money market instruments although it likely will invest in these securities only temporarily pending investment in equity and debt securities, or on a limited basis. The securities described below are considered money market instruments if their remaining maturities are less than 13 months.

     Repurchase Agreements. A repurchase agreement is a transaction where a Fund buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The investment adviser, on behalf of the Board of Trustees, reviews the credit worthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. Thereafter, the investment adviser, on behalf of the Board of Trustees, monitors the borrower to ensure that adequate credit standards continue to be met. It is the policy of the Fund to require that repurchase agreements be fully collateralized at all times. A majority of repurchase agreements mature in seven days or less. In the event of the default or bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

     U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and times of issuance. At issuance, Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to seven years; and Treasury bonds generally have a maturity of greater than five years.

     Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the U.S. Government that issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Some of these securities, such as those guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality.

     Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which no negotiable certificate is received.

     Bankers' Acceptances. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank that unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, Carillon Advisers, Inc. will monitor on an ongoing basis the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria for other commercial paper issuers. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Fund to have a maturity of one business day.

     Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

Other Information

     In addition to the investment policies described above, the Fund's investments are subject to further restrictions described in the Statement of Additional Information. Unless otherwise specified, the Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval.


                   PRINCIPAL RISK FACTORS


     The Fund's investment objectives involve the assumption of reasonable risks which include financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the fluctuation in the price of the security because of changes in conditions in the securities markets in general and, with respect to debt securities, changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Fund.

     The Fund is subject to varying degrees of financial and market risks and current income volatility because it invests in a variety of investments at the adviser's discretion. The market value of debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of these securities tends to rise; but if interest rates rise, their value tends to fall. Market risk affects all debt securities, but lower-rated and unrated securities may be subject to a greater market risk than higher-rated (lower-yield) securities. Equity securities are subject to potentially wide variations in value because of activity in the primary markets on which such securities are traded. Lower-rated securities are generally subject to greater financial risk than higher-rated securities as there is a greater probability that issuers of lower-rated securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

     Bonds rated below the four highest grades used by Standard & Poor's or Moody's are frequently referred to as "junk" bonds, reflecting the greater market and investment risks associated with such bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including: (i) the sensitivity of such securities to interest rates and economic changes (high-yield, high-risk bonds are very sensitive to adverse economic and corporate developments; their yields will fluctuate over time and either an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations); (ii) the payment expectations of holders of such securities (high-yield, high-risk bonds may contain redemption or call provisions which if exercised in a period of lower interest rates would result in their being replaced by lower yielding securities); (iii) the liquidity of such securities (there may be little trading in certain high-yield, high-risk bonds which may make it more difficult to dispose of the securities and more difficult to determine their fair value). See "Certain Risk Factors Relating to High-Yield, High-Risk Bonds" in the Statement of Additional Information for a further discussion of the risks summarized above.

     The Fund is subject to the further risk that in order to meet its objectives, the adviser must determine the proper mix of equity, debt and money market securities. Moreover, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective. Inherent in the fact that the adviser has great latitude with respect to the Fund's portfolio composition is the risk that it may not properly ascertain the appropriate mix of securities for any particular economic cycle.


               MANAGEMENT OF THE TRUST

Trustees

     The Board of Trustees is responsible for supervising the business affairs and investments of the Fund that are managed on a daily basis by the Fund's investment adviser. The role of the Trustees is not to approve specific investments, but to exercise a control and review function.


Investment Adviser

        Carillon Advisers, Inc. ("Adviser") serves as the Trust's investment adviser under an Investment Advisory Agreement ("Agreement") originally dated December 30, 1987. Adviser, whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240), was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc. Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("UC"), a mutual life insurance company organized in 1867 under the laws of Ohio. Adviser is also the investment adviser of The Manhattan Life Insurance Company (with assets of approximately $514 million as of December 31, 1995), which is 73% owned by UC. Adviser is also the investment adviser of Carillon Fund, Inc., a registered open-end management investment company. George L. Clucas has been primarily responsible for the day-to-day management of the Fund's portfolio since 1988. Mr. Clucas is Trustee, President and Chief Executive Officer of the Fund, and President and Chief Executive Officer of the Adviser. He has been affiliated with the Adviser and UC since 1987.

     The Agreement provides that, subject to the control and direction of the Board of Trustees, Adviser will manage the investment and reinvestment of the assets of the Fund in accordance with its investment objectives and policies. In addition, Adviser agrees to formulate and implement a continuing program for the management of the Fund's assets. Adviser's obligations include the making and execution of all investment decisions, and the placement of orders for the purchase and sale of securities with or through such brokers, dealers or issuers as Adviser may select.

     Adviser is also required by the Agreement to furnish or provide to the Fund any necessary office space, equipment and personnel, clerical services, and other necessary office expenses, and provide the services of individuals who perform executive and administrative functions for the Fund. In order to fulfill these obligations, Adviser has entered into an Administration Agreement with Carillon Investments, Inc. to furnish such services for which Adviser pays Carillon Investments, Inc. an annual fee equal to .20% of the Fund's average net assets. This fee does not increase the obligation of the Fund in any way.

Advisory Fee

     Pursuant to the Agreement between the Fund and Adviser, the Fund pays Adviser, as full compensation for all facilities and services furnished, a fee based on its average net assets. The fee, accrued daily and paid monthly, is computed at the annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the current value of the net assets of the Fund. The initial advisory fee is higher than that charged most other funds, but management believes it to be standard with regard to other comparable funds. Because the fee is reduced (first reduction at $50,000,000), it precisely recognizes "economies of size" and the fixed costs associated with managing any fund. It gives early recognition to the value of an increase in net assets.

Service Agreement

     Under a Service Agreement between the Adviser and UC, UC has agreed to make available to the Adviser the services of certain employees of UC on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Trust under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse UC for all the costs allocable to the time spent on the affairs of the Adviser by the employees provided by UC. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. UC shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and UC undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders at a meeting held on March 20, 1992.

Expenses

     Adviser paid all of the fees and expenses incurred in the organization and initial registration of the Trust and its shares with the Securities and Exchange Commission and the various states where offered.

        The Fund incurs expenses that are accrued daily and deducted from total income before dividends are paid. These expenses include: the fee of Adviser, taxes, legal, transfer and dividend disbursing agent, bookkeeping, custodian and auditing fees, and other expenses relating to the Trust's operations that are not expressly assumed by Adviser under its Investment Advisory Agreement with the Trust. For the year ended October 31, 1995, expenses ($439,494) as a percentage of average net assets ($43,730,299) equalled 1.01%. (See "Fund Expenses," page 2.)

     It is estimated that the Fund will have an annual portfolio turnover rate of 75%. For the year ended October 31, 1995, the actual portfolio turnover rate was 42.07%. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, unless the securities traded can be bought and sold without corresponding commission costs.

                PURCHASE OF FUND SHARES

Principal Underwriter

     Carillon Investments, Inc. ("Distributor"), whose address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40409, Cincinnati, Ohio 45240), serves as the principal underwriter for shares of the Trust. Distributor is a wholly-owned subsidiary of UC. Pursuant to a Distribution Agreement with the Trust, Distributor is obligated to pay certain expenses in connection with the offering of shares, including sales commissions to its representatives and fees to other broker-dealers offering the Fund shares. Broker-dealers typically receive 90% of the sales charge. The staff of the Securities and Exchange Commission is of the opinion that broker-dealers receiving 90% or more of the sales charge are considered underwriters under the Securities Act of 1933. Distributor also pays for the printing and distribution of prospectuses, sales literature and advertising costs in connection with the offering of Fund shares.

How Shares May Be Purchased

     The Trust continuously offers the shares of the Fund at the public offering price which is the net asset value per share next computed after receipt by the transfer agent of an order to purchase, plus a sales charge. An application form for the purchase of Fund shares is included with this Prospectus or can be obtained from Distributor or from a broker-dealer which has entered into a selling agreement with Distributor. The initial purchase order must be placed through the Distributor or one of these brokers; subsequent purchases may be made through the broker or Distributor, by mail or through an automatic deduction from the shareholder's checking account. The broker-dealers and the Distributor are responsible for the prompt forwarding of orders to the transfer agent. If the purchase order is received by the transfer agent before 4:00 p.m., Eastern Time, on a trading day, the shares will be purchased at the net asset value per share determined at 4:00 p.m., Eastern Time, on that day. Purchase orders received after 4:00 p.m., Eastern Time, will be executed at the net asset value determined at 4:00 p.m., Eastern Time, on the next trading day. The initial investment must be at least $500 and subsequent investments must be at least $50. The Trust has the unqualified right not to accept a specific order for the purchase of shares. A $15 service charge will be assessed for all returned checks due to insufficient funds or closed accounts.

     The application form for the purchase of Fund shares requires certain elections to be made by the shareholder if he/she anticipates making subsequent purchases by bank wire ($500 minimum), by check or by automatic monthly deductions ($100 minimum) from his/her checking account. Third party checks for investment into mutual fund accounts will no longer be accepted; this refers to checks that are made payable to someone other than the registered account owner and endorsed over to a particular mutual fund. If the appropriate election is made, money can be wired to the transfer agent by the shareholder's bank for the purchase of Fund shares. The shareholder's bank must be a member of the Federal Reserve System. It is likely that the shareholder's bank will impose a fee for this privilege. Of course, the shareholder may send subsequent payments directly to the transfer agent: Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Whenever placing an order, the shareholder must give his/her account number. (See "Note" page 13.)

     If there is a question concerning the purchase of shares, contact the Distributor or your broker.

Sales Charge

     A sales charge is deducted from investments in the Fund shares. The amount of sales charge varies with the total amount invested. The following is a table of sales charges applied against investment in shares.

                                     Percent of      Percent of
Amount Invested                      Offering Price  Net
Investment
----------------------------------------------------------------

Less than $50,000                     5%                 5.26%
$50,000 but less than $150,000        4%                 4.17%
$150,000 but less than $500,000       3%                 3.09%
$500,000 but less than $1,500,000     2%                 2.04%
$1,500,000 but less than $2,500,000   1%                 1.01%
$2,500,000 or more                   .5%                  .50%

     For example, from the total investment (public offering price) of $5,000, $250 would be deducted and the net amount invested would be $4,750. This $250 represents 5% of the purchase payment and 5.26% of the net amount invested.

Reduced Sales Charge

     Shares of the Fund may be purchased at a reduced sales charge under certain circumstances briefly described here.
Complete procedural details are given in the Statement of Additional Information.

     (a)  LETTER OF INTENT: Shareholders who sign a Letter of
Intent will be permitted to aggregate their current investment in the Trust with the subsequent investments they intend to make over the next 13-month period in shares of the Fund.

     (b) RIGHT OF ACCUMULATION AND COMBINED ACCOUNTS: If notified to do so by the shareholder at the time a purchase is made, the Fund takes into account the current net asset value of shares owned by the shareholder in addition to the dollar amount of his or her new investment in determining the sales charge. The Fund also will consider, if notified to do so, the current net asset value of shares owned, or the aggregate dollar amount of new investment in Fund shares being made by the shareholder's spouse and/or children under the age of 21.

     Purchases of Fund shares for qualified retirement plans under section 401(a) of the Internal Revenue Code ("Code"), plans adopted by public school systems and certain tax-exempt organizations under section 403(b) of the Code, Individual Retirement Arrangements purchased by or on behalf of individuals pursuant to section 408 of the Code, and government deferred compensation plans pursuant to section 457 of the Code will not be subject to the sales charge.

     Purchases of the Fund shares by Distributor, or companies affiliated with Distributor, and by directors, officers and employees of Distributor or affiliated companies will not be subject to the sales charge. Fund shares purchased by the spouse and/or children under the age of 21 of the directors, officers and employees of the Distributor or such affiliated companies also will not be subject to the sales charge.

Determining Net Asset Value

     The net asset value of the shares of the Fund is determined once daily, Monday through Friday at 4:00 p.m., Eastern Time, on days there are purchases or redemptions of Fund shares, except when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), the day following Thanksgiving Day, December 24, 1996, and any day on which changes in the value of the portfolio securities of the Fund will not materially affect the current net asset value of its shares. Such determination is made by adding the values of all securities and other assets of the Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of shares of the Fund outstanding. Expenses, including the advisory fee payable to Adviser, are accrued daily.

     Securities held by the Fund, except for money market instruments maturing in 60 days or less, are valued as follows:
(a) securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the last bid prices: (b) securities traded only in the over-the counter market that are not part of the NASDAQ National Market System are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange; and (c) securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. Money market instruments maturing in 60 days or less are valued pursuant to the amortized cost method.

Shareholder Accounts

     When shares are initially purchased, an account is automatically established for the shareholder. Any shares that are subsequently purchased or received as a distribution will be credited directly to the shareholder's account. No certificates are issued.


                REDEMPTION OF SHARES

     Fund shares can be disposed of and cash received by sending a written request for redemption to Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by telephone or telegraphic request to Firstar at 1-800-338-1579 if this option was elected on the shareholder's application form.

     Upon receipt of a written request for redemption in "good order" as described below, a check will be forwarded by Firstar, as transfer agent for the Trust, equal to the amount of the net asset value of the redeemed shares next determined after the redemption request has been received. If the request for redemption is received by Firstar before 4:00 p.m., Eastern Time, the shares will be redeemed at the net asset value per share determined at 4:00 p.m., Eastern Time, on that day. Requests for redemption received by the transfer agent after 4:00 p.m., Eastern Time, will be executed at the net asset value determined at 4:00 p.m., Eastern Time, on the next trading day.

     The check normally will be forwarded immediately after redemption. However, the Trust reserves the right to take up to seven days to make payment. The proceeds of the redemption may be more or less than the original cost. This is particularly true when redemption is sought shortly after investment where a sales charge was deducted from the investment. If the shares to be redeemed were paid for by check (including certified or cashier's checks), to allow clearance, the proceeds from the redemption request will not be disbursed until 15 days after the receipt of such payment.

     A written redemption request will be considered to be received in "good order" only if:

     1. The number of shares to be redeemed and the shareholder account number is indicated in writing;

     2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account; and

     3. The signatures on the written redemption request for amounts in excess of $10,000 are guaranteed by a national bank, a state bank (not including a savings bank), a trust company, Distributor, or by a member firm of the New York, American, Boston, Midwest, Pacific or Philadelphia Stock Exchanges.

     If requested on the original application for a Fund account, telephone or telegraphic instructions for redemption will be honored with the following restrictions: (a) Requests for redemption to be paid by Fed wire must be in an amount of at least $1,000 and will be sent only to the bank and account stated in the application. The shareholder's bank must be a member of the Federal Reserve System. A charge of $7.50 is imposed for Fed wires. This charge is set and may be changed by Firstar. (b) Telephone redemption requests must be less than $10,000 and will be mailed only to the account address appearing on the Fund's records. Redemptions will be priced at the next calculated net asset value after receipt of the request by the transfer agent. (See "Determining Net Asset Value," page 11.)

     Telephone redemption requests may be made by calling the transfer agent at 1-800-338-1579 between the hours of 9:00 a.m. and 8:00 p.m., Eastern Time, on Monday through Friday (excepting holidays). The transfer agent will need to know the shareholder's name, account number, and either the number of shares or the dollar amount to be redeemed.

     Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholders of record making the request for redemption.

     The Trust has the right to suspend redemption or payment at times when the New York Stock Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, the request for redemption may be withdrawn, or payment may be received based upon the net asset value next determined after the suspension is lifted.

     Because of the high cost of maintaining small accounts, the Trust may elect to close any account which, due to redemptions, has a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the shareholder of record. If the Trust so elects, the shareholder will be notified in writing that an account has a value of less than $500 and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed.

Note
     Shareholders are advised that during periods of drastic economic or market changes, telephone and telegraphic procedures may be difficult to implement. If a shareholder is unable to place an order or request a redemption via the telephone or telegraph, he should make a written request instead.


                 SHAREHOLDER VOTING

     Under the Declaration of Trust, no annual and regular meetings of shareholders are required. Shareholder meetings ordinarily will not be held unless required by the Investment Company Act of 1940. The Board of Trustees is a self-perpetuating body and the Trustees will continue in their positions until they resign, die, or are removed by a written agreement signed by at least two-thirds of the remaining Trustees, by vote of the shareholders of the Trust voting not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding and filed with the Trust's custodian.

     On any matter submitted to shareholders, shares of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). When issued, the Fund's shares are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees. UC initially invested $10 million in the Fund. UC is free to redeem its investment at any time subject to retaining at least $100,000 in the Fund.

     In addition to UC's own investment, shares of the Fund are sold to the trustees of certain UC employee benefit plans to fund retirement benefits for UC's employees. As of January 31, 1996, UC and UC's plan trustees owned 34.10% and 42.97%, respectively, of Fund shares, and consequently, UC has voting control of the Trust.


                  SHAREHOLDER LIABILITY

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and indicates that notice of such disclaimer can be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


             DIVIDENDS AND DISTRIBUTIONS

     It is the intention of the Fund to distribute quarterly substantially all of its net investment income, if any. For dividend purposes, net investment income of the Fund consists of all dividends or interest earned by the Fund less expenses (including the investment advisory fee). All net realized capital gains, if any, of the Fund are distributed periodically, no less frequently than annually. All dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder requests such dividends and distributions be paid in cash.

                     TAXES

     Under the Internal Revenue Code, the Fund intends to elect and qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on net investment income and capital gains, if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed.

     Payments of dividends to shareholders that are not out of net long-term capital gains and that do not exceed the current or accumulated income of the Fund are taxable as ordinary income in the tax year of the shareholder in which the dividend is paid, whether paid in cash or reinvested in shares. A portion of the dividends paid by the Fund will be eligible for the 70% dividends-received deduction allowed to corporations. The portion generally will be equal to the proportion that the Fund's dividends from U.S. corporations bear to the Fund's gross income.

     A 4% nondeductible excise tax will be imposed to the extent the Fund does not distribute at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains (both long- and short-term) earned during its taxable year by the end of the calendar year. For purposes of the 4% excise tax, dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid on the record date, and (ii) received by each shareholder on such date. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     The Fund will send written notices to its shareholders regarding the tax status of all distributions made during each taxable year.

     The Trust will be required to withhold 31% of any reportable income payments made to a shareholder if the shareholder has not provided an accurate taxpayer identification number, in a manner as provided by the IRS, to the Trust or the IRS notifies the Trust that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's federal income tax return.


      CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


     Firstar Trust Company, Mutual Fund Services, P.O. Box 701,
Milwaukee, Wisconsin 53201-0701, acts as Custodian of the Trust's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                  SHAREHOLDER INQUIRIES

     Shareholder inquiries should be directed to P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or may be made by calling
1-800-338-1579.

            STATEMENT OF ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information that provides more detailed information about the Trust is available upon request. The Table of Contents of this Statement follows.

                   TABLE OF CONTENTS

            STATEMENT OF ADDITIONAL INFORMATION

                                                             Page

The Trust................................................... 2
Investment Policies......................................... 3
  Money Market Instruments and Investment Techniques........ 3
Investment Restrictions..................................... 7
Portfolio Turnover.......................................... 9
Management of the Trust ................................... 10
  Compensation Table....................................... 12
Investment Adviser......................................... 12
  Approval of the Agreement................................ 12
  Responsibilities of the Adviser.......................... 13
  Trust Expenses........................................... 13
  Advisory Fee............................................. 14
  Administration........................................... 14
  Brokerage Allocation..................................... 14
  Other Clients of the Adviser............................. 15
Determination of Net Asset Value........................... 16
Performance................................................ 17
Distribution of Shares..................................... 18
Purchase and Redemption of Shares.......................... 18
  Sales Charge............................................. 18
  Qualifying for a Reduced Sales Charge.................... 18
  Redemptions.............................................. 19
Taxes...................................................... 20
Custodian, Transfer and Dividend Disbursing Agent.......... 20
Additional Information..................................... 21
   Independent Auditors    ................................ 21

                    APPENDIX

             CORPORATE BOND RATINGS


Moody's Investors Services, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

     AAA--This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with the respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


               COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and its relationship with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

     Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

(these two pages are actually set up as one page with two
 columns - the Prospectus is folded is half, with this page serving as the front and back - the left side (back) is as follows)

                TABLE OF CONTENTS

                                     Page
Fund Expenses.......................  2
Financial Highlights................  3
Performance.........................  4
The Trust...........................  4
The Fund............................  4
Investment Objectives and Policies..  4
  Equity Securities.................  5
  Debt Securities...................  5
  Money Market Instruments..........  6
  Other Information.................  7
Principal Risk Factors..............  7
Management of the Trust.............  8
  Trustees..........................  8
  Investment Adviser................  8
  Advisory Fee......................  9
  Service Agreement.................  9
  Expenses..........................  9
Purchase of Fund Shares.............  9
  Principal Underwriter.............  9
  How Shares May Be Purchased....... 10
  Sales Charge...................... 10
  Reduced Sales Charge.............. 10
  Determining Net Asset Value....... 11
  Shareholder Accounts.............. 11
Redemption of Shares................ 11
Shareholder Voting.................. 13
Shareholder Liability............... 13
Dividends and Distributions......... 13
Taxes............................... 14
Custodian, Transfer and
  Dividend Disbursing Agent......... 14
Shareholder Inquiries............... 14
Statement of Additional Information. 14
Table of Contents of Statement
  of Additional Information......... 15
Appendix
  Corporate Bond Ratings............ 16
  Commercial Paper Ratings.......... 17

(this is the cover side (right side) -
alongside the left tow-thirds of the page and next to the fund identification there is a graphic of a carillon tower)

     CARILLON
     --------

     CAPITAL
     --------

     FUND
     --------



     Carillon
     Investment Trust
     1876 Waycross Road
     Cincinnati, Ohio 45240
---------------------------------------------

       PROSPECTUS
---------------------------------------------

INVESTMENT ADVISER
Carillon Advisers, Inc.
1876 Waycross Road
Cincinnati, Ohio 45240
---------------------------------------------

DISTRIBUTOR
Carillon Investments, Inc.
1876 Waycross Road
Cincinnati, Ohio 45240
---------------------------------------------

Dated February 28, 1996


CIT 432 2-96

                      PART B


            INFORMATION REQUIRED IN A
        STATEMENT OF ADDITIONAL INFORMATION

                 CARILLON INVESTMENT TRUST

           STATEMENT OF ADDITIONAL INFORMATION

                   February 28, 1996


     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus for Carillon Capital Fund. Accordingly, this Statement should be read in conjunction with the Prospectus, dated February 28, 1996, that may be obtained by calling the Trust at (513) 595-2600, or writing the Trust at P.O. Box 40409, Cincinnati, Ohio 45240.

                  TABLE OF CONTENTS
                                                     Page
The Trust............................................  2
Investment Policies..................................  3
  Money Market Instruments and Investment Techniques.  3
Investment Restrictions..............................  7
Portfolio Turnover...................................  9
Management of the Trust.............................. 10
  Compensation Table................................. 12
Investment Adviser................................... 12
  Approval of the Agreement.......................... 12
  Responsibilities of the Adviser.................... 13
  Trust Expenses..................................... 13
  Advisory Fee....................................... 14
  Administration..................................... 14
  Brokerage Allocation............................... 14
  Other Clients of the Adviser....................... 15
Determination of Net Asset Value..................... 16
Performance.......................................... 17
Distribution of Shares............................... 18
Purchase and Redemption of Shares.................... 18
  Sales Charge....................................... 18
  Qualifying for a Reduced Sales Charge.............. 18
  Redemptions........................................ 19
Taxes................................................ 20
Custodian, Transfer and Dividend Disbursing Agent.... 20
Additional Information............................... 21
   Independent Auditors     ......................... 21


CIT 444    2-96

                         THE TRUST

     Carillon Investment Trust ("Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act") as a diversified, open-end management investment company. The Trust was organized on December 8, 1986, pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts, as a voluntary association known as a "Massachusetts business trust." It operated as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. The Trust originally had three series: the Carillon Capital Fund ("Fund"), the Carillon Growth Stock Fund ("Growth Fund") and the Carillon U.S. Government Securities Fund ("U.S. Securities Fund"). On February 22, 1989, The Union Central Life Insurance Company ("UC"), the sole shareholder of the Growth Fund and the U.S. Securities Fund, voted to dissolve these funds. Consequently, the Trust is now composed only of Carillon Capital Fund, whose shares are currently being sold.

     UC, an insurance company organized under the laws of Ohio, provided the initial capital for the Fund by purchasing one million shares. UC is free to redeem its investment at any time, subject to retaining at least $100,000 in the Fund. The principal business address of UC is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40888, Cincinnati, Ohio 45240).


     In addition to UC's own investment, shares of the Fund are sold to the trustees of certain UC employee benefit plans to fund retirement benefits for UC's employees. As of January 31, 1996, UC and UC's plan trustees owned 34.10% and 42.97%, respectively, of Fund shares, and, consequently, UC has voting control of the Trust.

     As described under "Shareholder Voting" in the Prospectus for the Fund, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there ordinarily will be no shareholder meetings unless otherwise required by the 1940 Act.

     The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

     Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit. The Trustees will, within five business days after receipt of such application, either: (1) afford to the applicants access to a list of the names and addresses of all shareholders; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and request, and upon tender by the applicants of the amount so determined, undertake to mail such communications to shareholders of record.

     The phrase "a majority of the outstanding voting securities" of the Fund (or of the Trust) means the vote of the lesser of:
(1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).


               INVESTMENT POLICIES

     The following specific policies supplement the "Investment
Objectives and Policies" set forth in the Prospectus for the Fund.

Money Market Instruments and Investment Techniques

     The Fund may at any time be 100% invested in money market instruments, subject only to its objective of highest total return. These securities will only be considered money market instruments if their remaining maturities are less than 13 months.

Repurchase Agreements   A repurchase agreement is an instrument
under which the purchaser (i.e., the Fund) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the Fund may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the 1940 Act. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Securities underlying repurchase agreements will be held by the Trust's custodian.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Fund may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by Carillon Advisers, Inc. on behalf of the Board of Trustees.

U.S. Government Obligations   Securities issued and guaranteed as
to principal and interest by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and times of issuance. At issuance, Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to seven years; and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities   Government agency securities that
are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the U.S. Government that issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit   Certificates of deposit are generally
short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits   Time deposits are deposits in a bank or other
financial institution for a specified period of time at a fixed interest rate for which no negotiable certificate is received.

Bankers' Acceptances   Bankers' acceptances are time drafts drawn
on commercial banks by borrowers usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank that unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper   Commercial paper consists of unsecured
promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, Carillon Advisers, Inc. will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria for all other commercial paper issuers. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Fund to have a maturity of one business day.

Corporate Debt Securities   Corporate debt securities with a
remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in"
 yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations   The Federal National
Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities    The Fund may invest in
collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with
CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     The Fund may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     The Fund may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield (High-Risk) Bonds
The Fund may, to a limited extent, invest in high-yield
(high-risk) bonds. That is, up to a maximum of 25% of the total value of the Fund's portfolio of debt securities may be invested in high-yield bonds or unrated bonds equivalent thereto. These bonds present certain risks which are discussed below.

Sensitivity to Interest Rates and Economic Changes   High-yield
bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Fund's net asset value.

Payment Expectations   High-yield bonds may contain redemption or
call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund might have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation   There may be little trading in the
secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.


                INVESTMENT RESTRICTIONS

     The Trust has adopted the following fundamental restrictions relating to the investment of assets of the Fund and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of the Fund. The Trust's fundamental investment restrictions provide that the Fund is not allowed to:

  (1) Issue senior securities [except that the Fund may borrow money as described in restriction (9) below].

   (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered separate industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   (5) Purchase or sell commodities, commodity contracts or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities nor to futures contracts.

   (6) Purchase any securities on margin (except that the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

   (8)   Lend its securities.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. Securities will not be purchased while borrowings are outstanding.

   (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund. This restriction shall not apply to borrowings permitted by restriction number (9) above.

   (11) Underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities
Act of l933 in the sale of restricted securities.

   (12) Invest in companies for the purpose of exercising control.

   (13) The Fund is limited to investing no more than 10% of its assets in illiquid securities (including restricted securities and repurchase agreements maturing in more than seven days) or in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     The Trust, in regard to the Fund, has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Trustees without shareholder approval. Under these restrictions, the Fund may not:

   (1) Invest in securities of foreign issuers (other than Canadian) except American Depository Receipts and securities listed for trading on the New York or American Stock Exchange.

   (2) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of securities of the Fund with other accounts advised or sponsored by the adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (3) Purchase or retain the securities of any issuer, if, to the knowledge of the Trust, officers and Trustees of the Trust, the adviser or any affiliate thereof each owning beneficially more than .5% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (4) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.


                PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses that must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements that enable the Fund to receive certain favorable tax treatments. Portfolio turnover rates, of course, depend in large part on the level of purchases and redemptions of shares of the Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or the Fund operations make a sale advisable. It is estimated that the annual portfolio turnover rate for the Fund will be 75%. For the years ended October 31, 1995, October 31, 1994 and October 31, 1993, the actual portfolio turnover rates were 42%, 53%, and 43%, respectively.


               MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 1876 Waycross Road, Cincinnati, Ohio 45240.

                                             Principal
                                             Occupation(s)
Name, Address              Position(s) with  During Past
  and Age                     the Trust      Five Years
-------------              ----------------  --------------
George M. Callard, M.D.*   Trustee           Cardiovascular Surgeon
3021 Erie Avenue                             and Professor of
Cincinnati, Ohio 45208                       of Clinical Surgery,
(Age 62)                                     University of
                                             Cincinnati


George L. Clucas**         Trustee,          Senior Vice President,
(52)                       President and     UC; Director,
                           Chief Executive   President and Chief
                           Officer           Executive Officer,
                                             Carillon Advisers, Inc.
                                             ("Adviser"); Director,
                                             Carillon Investments,
                                             Inc. ("CII")

Theodore H. Emmerich*      Trustee           Consultant; former Partner,
1201 Edgecliff Pl.                           Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(69)

James M. Ewell*            Trustee           Retired Senior Vice President
9000 Indian Ridge Road                       and Director, The Procter
Cincinnati, Ohio 45243                       and Gamble Company
(80)

Richard H. Finan*          Trustee           Attorney at Law; President
11137 Main Street                            Pro Tempore of the
Cincinnati, Ohio 45241                       Ohio State Senate
(61)

Jean Patrice Harrington,   Trustee           Former Executive Director,
S.C.*                                        Cincinnati Youth
3217 Whitfield Ave.                          Collaborative; President
Cincinnati, Ohio 45220                       Emeritus (formerly, President),
(70)                                         College of Mount St. Joseph

John H. Jacobs**           Trustee           Senior Vice President, UC;
(49)                                         prior to December, 1992,
                                             Officer and employee, UC

Charles W. McMahon*        Trustee           Retired Senior Vice
2031 W. Galbraith Rd., #E                    President and Director, UC
Cincinnati, Ohio 45239
(76)

Harry Rossi**              Trustee           Director Emeritus, UC; Director,
8548 Wyoming Club Drive                      Adviser; former Chairman,
Cincinnati, Ohio 45215                       President and Chief Executive
(76)                                         Officer, UC

Stephen R. Hatcher         Senior Vice       Senior Vice President and Chief
(53)                       President         Financial Officer, UC

John F. Labmeier           Vice President    Second Vice President,
(47)                       and Secretary     Associate General Counsel and
                                             Assistant Secretary, UC; Vice
                                             President and Secretary, CII;
                                             Secretary, Adviser

Thomas G. Knipper          Controller        Assistant Controller, UC; prior
(38)                                         to July, 1995,   Treasurer of
                                             The Gateway Trust and Vice
                                                   President and Controller of
                                             Gateweay Advisers, Inc.; prior
                                             to April, 1992, Senior Manager
                                             of Deloitte & Touche.

Joseph A. Tucker           Treasurer         Assistant to the Treasurer, UC;
(61)                                         prior to October, 1992, Officer
                                             and employee, UC

John M. Lucas              Assistant         Assistant to the Secretary, UC;
(45)                       Secretary         prior to October, 1992, Officer
                                             and employee, UC

-----------------
*Trustees identified with an asterisk are members of the Audit
Committee.
**Messrs. Clucas, Jacobs and Rossi are considered to be "interested persons" of the Fund as defined in the Investment
Company Act of 1940 because of their affiliation with the Adviser.

     As of the date of this Statement of Additional information, Officers and Trustees collectively owned less than 1% of the outstanding shares of the Fund. Trustees who are not officers or employees of the Adviser or any of its affiliates are paid a fee of $250 plus actual out-of-pocket expense by the Trust for each meeting of the Board of Trustees attended and $500 per calendar quarter ($2,000 annually). Trustees who are members of the Audit Committee are compensated at the rate of $150 per Audit Committee meeting. The total of such fees incurred by the Trust for the year ended October 31, 1995 was $21,573.

                                 Compensation Table

    (1)                  (2)            (3)          (4)            (5)
                                                                  Total
                                      Pension or    Estimated     Compensation
                                      Retirement    Annual        From
                                      Benefits      Estimated     Registrant
                      Aggregate       Accrued       Annual        and Fund
                      Compensation    As Part of    Benefits      Complex*
Name of Person,       From            Fund          Upon          Paid to
Position              Registrant      Expenses      Retirement    Directors
---------------       ------------    ----------    ----------    ----------

George M. Callard,    3,300           --            --             10,600
M.D.
Trustee

George L. Clucas      N/A             N/A           N/A            N/A
Trustee

Theodore H. Emmerich  3,300           --            --             10,800
Trustee

James M. Ewell        3,300           --            --             10,600
Trustee

Richard H. Finan      3,300           --            --             10,600
Trustee

Jean Patrice          3,300           --            --             10,600
Harrington, S.C.
Trustee

John H. Jacobs        N/A             N/A           N/A            N/A
Trustee

Charles W. McMahon    3,300           --            --             10,600
Trustee

Harry Rossi           N/A             N/A           N/A            N/A
Trustee


*Each of the Trustees also serves as a director of Carillon Fund, Inc.


                        INVESTMENT ADVISER

Approval of the Agreement

        The Trust has entered into an Investment Advisory Agreement ("Agreement") on behalf of the Fund with Carillon Advisers, Inc. ("Adviser"), whose principal business address is l876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, l986, and is a wholly-owned subsidiary of UC, a mutual insurance company organized in 1867 under the laws of Ohio. Executive officers and directors of the Adviser who are affiliated with the Trust are George L. Clucas, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

        The Agreement was approved by shareholders on February 22, l989 and approved for continuance each year thereafter by the Board of Trustees. The Agreement was last continued by the Board of Trustees on December 13, 1995. The Agreement will continue in effect from year to year if approved annually by the Trustees or by a majority of the outstanding shares of the Fund. In either case, continuance of the Agreement must be approved by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined by the l940 Act) of any such party. The Agreement is not assignable and may be terminated without penalty by the Trust or the Adviser on 60 days' notice to the other party.

     If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance
(or adoption) shall be effective only if approved by a majority vote of the outstanding voting securities.

Responsibilities of the Adviser

     Pursuant to the Agreement, the Trust has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of the portfolio securities of the Fund. The Adviser is at all times subject to the direction and supervision of the Trustees of the Trust.

     The Adviser continuously furnishes an investment program for the Fund, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly.

     The Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

Trust Expenses

     Under the advisory Agreement, Adviser is required to furnish at its own expense or to pay the expenses of the Trust for the following: office space and all necessary office facilities and equipment; necessary executive and other personnel for managing the affairs of the Trust, including personnel for the performance of clerical, accounting and other office functions (exclusive of those relating to and to be performed under contracts for custodial, bookkeeping, transfer and dividend-disbursing agency services by a bank or other service supplier selected to perform such services); all information and services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto; and all annual, semiannual and periodic reports, notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities (excluding any costs of printing or mailing such items).

     The Fund pays all other expenses incurred in its operation and for the general administration of the Fund. Expenses other than the Adviser's fee that are borne directly include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Fund securities, transfer taxes, transaction expenses of the custodian, pricing services used by the Fund, custodian, dividend disbursing agent, transfer agent, bookkeeping services, pricing, shareholders' and Trustees' meetings, Trustees' fees, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, or any affiliate of the Adviser, independent accountants, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs properly payable by the Fund.

     The Agreement also provides that the expense limitations required by State Blue Sky Laws shall be observed where applicable. The Adviser is required to reimburse certain additional expenses that exceed any State expense limitation. Presently, the expense limitation requirement is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million average net assets and 1.5% of the remaining average net assets.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Trust assumed by the Adviser, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund. This fee is computed at the annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000.

        There is no assurance the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. The advisory fees the Fund paid to Adviser for the years ended October 31, 1995, October 31, 1994 and October 31, 1993 amounted to $327,862, $281,657 and $238,690, respectively.

Administration

     The Adviser is responsible for providing certain administrative functions to the Trust and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the Trust's average net assets. The fee is borne by the Adviser, not the Trust. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Brokerage Allocation

     The Adviser is primarily responsible for the investment decisions of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible, the Adviser will deal directly with the dealers who make a market in the securities involved, unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of the securities transactions consists primarily of brokerage commissions or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Trust will benefit by such supplemental research services, the Adviser is authorized to pay commissions to brokers or dealers furnishing such services that might be in excess of commissions that another broker or dealer may charge for the same transaction.
Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

        During the years ended October 31, 1995, October 31, 1994 and October 31, 1993, the Fund paid $27,280, 26,640 and $32,593, respectively, in brokerage commissions. Of the brokerage commissions paid during the year ended October 31, 1995, 45% was paid to brokers furnishing statistical data or research information. These commissions were for transactions aggregating 100% of the Fund's total transactions during the same time period. No commissions were paid to affiliates of the Trust.

Other Clients of the Adviser

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others. Securities recommended for purchase for the Trust may also be recommended to other clients, including registered investment companies, for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by one or more of the Adviser's clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other clients of the Adviser arise for consideration at or about the same time, transactions in such securities will be made for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     On occasion when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other entities. In some cases this procedure may adversely affect the size of the position obtainable for the Fund.


          DETERMINATION OF NET ASSET VALUE

     As described in the Prospectus for the Fund, the net asset value of its shares is determined once daily, Monday through Friday, at the close of business of the New York Stock Exchange (presently 4:00 PM Eastern Time) when there are purchases or redemptions of its shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); (ii) the day following Thanksgiving Day; (iii) December 24, 1996; and (iv) any day on which changes in the value of the Fund securities will not materially affect the current net asset value of its shares. Net asset value is determined by dividing the Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables and other assets and subtracting liabilities.

     Securities held by the Fund, except for money market instruments maturing in 60 days or less, will be valued as follows: (a) securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) or listed on the NASDAQ National Market System are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the last bid prices; (b) securities traded only in the over-the-counter market that are not part of the NASDAQ National Market System are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange; and (c) securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees.

     Money market instruments with a remaining maturity of 60 days or less held by the Fund are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualified for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

                   PERFORMANCE

From time to time the Fund may advertise its "average total return." These figures will be based on historical earnings and are not intended to indicate future performance.

   TOTAL RETURN - The total return quotation is based upon a hypothetical $1,000 invested at the public offering price made at the beginning of 1, 5 or 10 year periods (or fractional portion thereof). In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods or from the effective date if the Fund has been in effect less than the stated periods, that would equate the initial amount invested to the ending redeemable value. The formula for determining the total return is P(1+T)(to the nth power)=ERV.

   Recurring charges, if any, are prorated among investors. The flat fee is divided by the average account value per $1,000 per investor in order to equate the flat fee to a $1,000 account size basis.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), or other indices measuring performance of a pertinent group of securities so that investors may compare the Fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons such as Morningstar who rank investment products on overall performance or other criteria; (iii) Lehman Brothers U.S. Treasury Composite; and (iv) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Performance Through October 31, 1995

The average total return for the Fund from inception to date periods ended October 31, 1995 are as follows.

              Average Annual Total Return*
              Period Ended October 31, 1995
                                                            Since
                          Inception Date  1 Year  5 Years  Inception
--------------------------------------------------------------------
Carillon Capital Fund      2/28/88        5.34%   12.68%   10.19%
--------------------------------------------------------------------

*Based upon the maximum sales charge of 5%

            DISTRIBUTION OF SHARES
Distributor

     Carillon Investments, Inc. ("CII"), located at l876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40409, Cincinnati, Ohio 45240), serves as the principal underwriter of Fund shares. Pursuant to a Distribution Agreement with the Trust, CII agrees to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so. In so doing, CII conducts its affairs in accordance with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

     CII sells Fund shares primarily through its own registered representatives. CII may, however, authorize the sale of shares by firms that are registered broker-dealers and are members of the NASD.

        CII receives no compensation on redemption or repurchase of Fund shares and receives no brokerage commissions or compensation other than the sales load and administration fee from the Adviser. CII received $1,576, $174 and $1,271, respectively, in aggregate commissions from the sale of Trust shares for the years ended October 31, 1995, October 31, 1994 and October 31, 1993. Of these amounts, CII retained $315, $35 and $254 for the respective periods.


           PURCHASE AND REDEMPTION OF SHARES

Sales Charge

     Application forms for the purchase of Fund shares can be obtained from CII or from a broker-dealer that has entered into a dealer agreement with CII. Shares are sold at the next computed net asset value with the imposition of a sales load ranging from 5% on investments of less than $50,000 to .5% for investments over $2,500,000.

Qualifying for a Reduced Sales Charge

     As the chart shown in the Prospectus for the Fund indicates, the percentage sales charge decreases at various break points as the amount of an investment is increased. Even though an investment, considered alone, does not qualify for a reduced sales charge, it may qualify for a reduced charge when made as part of one or both of the following investment programs:

    (a) LETTER OF INTENT: An investor may qualify for a reduced sales charge by executing a Letter of Intent indicating the total amount to be invested in Fund shares within the 13-month period following the date of the Letter. The sales charge made in connection with each investment during the 13-month period will be at the rate applicable to the total amount that has been indicated will be invested during the period. However, a number of shares sufficient to pay the larger sales charge will be escrowed until the Letter of Intent is completed.


    An existing shareholder should sign a Letter of Intent only if the amount intended to be invested qualifies for a reduced sales charge.

    Although an investor is not under any legal obligation to make the investments specified in a Letter of Intent, there is a provision for a price adjustment in the event that the amount invested differs from that specified in the Letter. Sufficient shares would be held in escrow during the period covered by the Letter to make up any difference in sales price based upon the amount actually invested. But even if the Letter is not completed, the sales charge applicable to the investments made while the Letter is in effect will not be higher than that which would apply if the Letter had been for the amount actually invested. The Letter of Intent form is part of the Investment Application.

    (b) RIGHT OF ACCUMULATION AND COMBINED ACCOUNTS: To determine whether or not a reduced sales charge applies to an investment, the Fund, when notified to do so by the investor at the time a purchase is made, takes into account not only the money then being invested in Fund shares, but also the current net asset value of all shares already owned by the investor, his or her spouse and any minor children for whom the investor or spouse is the custodian.

    As an example, assume that an investor already owns Fund shares with a total net asset value of $40,000 and now wishes to invest $10,000 more. The reduced sales charge of 4% will apply to the $10,000 investment.

    The aggregate amount invested at one time by the investor, his or her spouse, and for the accounts of any minor children for which the investor or spouse is the custodian may be considered a single purchase for the purpose of computing the sales charge. A trustee or other fiduciary may likewise aggregate the amounts invested on behalf of the beneficiaries under a single trust estate or a single fiduciary account. Such persons are required to notify the Trust of the shareholder accounts being combined at the time of investment in order to take advantage of this reduced sales charge privilege.

Redemptions

     The Trust is required to redeem all full and fractional shares of the Fund at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                           TAXES

     Under the Internal Revenue Code ("Code"), the Fund is a separate entity for purposes of the "regulated investment company" provisions of Subchapter M of the Code. The Fund has elected to be treated as a regulated investment company and, as such, it will be relieved of federal income tax liability on the amounts it distributes. In order to qualify as a regulated investment company, the Fund must: (a) derive at least 90 percent of its annual gross income from dividends, interest, gains from the sale of securities or other income derived with respect to investing in securities; (b) derive less than 30 percent of its gross income from gains realized on the sale or other disposition of securities held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of its assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of assets and to not more than 10% of the voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     It is expected, although it is not wholly clear, that any net gain realized from closing out options on U.S. Treasury securities or options on futures contracts for such securities will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90 percent requirement. In order to meet this qualification requirement, the Fund may be required to defer disposing of certain options, futures contracts and underlying securities beyond the time when it might otherwise be advantageous to do so. These requirements may also limit the Fund's ability to: (a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; (d) write options on securities held for less than six months; and (e) write options on futures contracts to the extent they are considered commodities and not securities.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company to the extent such company does not distribute at least 98% of its ordinary income and 98% of its capital gains (both long-term and short-term) each year by the end of such year. Dividends and distributions will be treated as paid when actually distributed, except that dividends declared in December payable to shareholders of record on a specified date in December, and paid before February 1 of the following year, will be treated as having been (i) paid by the Fund on the record date and (ii) received by each shareholder on that date.

     The above discussion is informational only and is not to be considered tax advice. Participants are urged to consult a competent tax adviser before taking any action which could have tax consequences.

     CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, is the custodian and transfer and dividend disbursing agent for the Trust. Pursuant to its agreement with the Fund, Firstar Trust Company determines the net asset value of the Trust's shares on a daily basis and performs certain other duties.

                ADDITIONAL INFORMATION

     This Statement of Additional Information and the Prospectus for the Fund do not contain all the information set forth in the registration statement and exhibits relating thereto, that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of l933 and the l940 Act, to which reference is hereby made.


               INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, whose report follows. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

                 CARILLON CAPITAL FUND
                           OF
               CARILLON INVESTMENT TRUST
                     ANNUAL REPORT










October 31, 1995



(


         Report of Independent Accountants
============================================================



To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1995, and the financial highlights, the related statement of operations, and the statement of changes in net assets for the year then ended.
These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented and the statement of changes in net assets for the year ended October 31, 1994 were audited by other auditors whose report, dated December 2, 1994, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements as of October 31, 1995, present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Dayton, Ohio
November 28, 1995

         CARILLON CAPITAL FUND
        SCHEDULE OF INVESTMENTS
--------------------------------------------------
OCTOBER 31, 1995

--------------------------------------------------
COMMON STOCKS - 36.73%
--------------------------------------------------

                                                 SHARES          VALUE
                                                 ------          -----
AUTO PARTS - 0.88%
  Breed Technologies, Incorporated                    9,500      $   176,938
  Strattec Security Corporation*                     14,000          234,500
                                                                 -----------
                                                                     411,438
                                                                 -----------
BANK & BANK HOLDING COMPANIES - 2.90%

  ABN AMRO Holdings NV Sponsored ADR                  8,228          345,233
  Banco Latinoamericano de Exportaciones ADR*        15,000          626,250
  Deutsche Bank AG Sponsored ADR                      8,370          378,422
                                                                 -----------
                                                                   1,349,905
                                                                 -----------
BUILDING & HOUSING - 0.90%
  ABT Building Products Company*                     11,000          141,625
  Falcon Products, Incorporated                      20,000          280,000
                                                                 -----------
                                                                     421,625
                                                                 -----------
BUSINESS - MECHANICS & SOFTWARE - 1.28%
  DH Technology, Incorporated                        30,240          597,240
                                                                 -----------
CHEMICAL - 2.82%
  Bayer AG Sponsored ADR                             25,000          664,647
  Ciba-Geigy Sponsored ADR                           15,000          648,696
                                                                 -----------
                                                                   1,313,343
                                                                 -----------
CONGLOMERATE - 0.71%
  Mannesman AG ADR                                    1,000          328,987
                                                                 -----------

CONTAINER - 1.42%
  AEP Industries, Incorporated                       29,169          656,303
                                                                 -----------

ENGINEERING & CONSTRUCTION - 0.25%
  Mestek, Incorporated*                              10,000          115,000
                                                                 -----------
GOLD & PRECIOUS METALS - 1.72%
  Free State Consolidated Gold Mines Limited ADR      7,000           66,063
  Minorco Sponsored ADR                              21,000          572,250
  Royal Oak Mines, Incorporated*                     45,000          165,938
                                                                 -----------
                                                                     804,251
                                                                 -----------
HEALTH CARE - 1.92%
  Lunar Corporation*                                 15,000          558,750
  Orthofix International NV*                         12,000          117,000
  Sofamor / Danek Group*                              9,000          220,500
                                                                 -----------
                                                                     896,250
                                                                 -----------
HEALTH CARE SERVICES - 0.94%
  Rightchoice Managed Care Incorporated
    - Class A*                                       15,000          191,250
  United Wisconsin Services, Incorporated            10,000          248,750
                                                                 -----------
                                                                     440,000
                                                                 -----------
HOSPITAL SUPPLY & SERVICES - 0.81%
  Allied Healthcare Products Incorporated            20,000          380,000
                                                                 -----------
HOUSEHOLD PRODUCTS - 1.49%
  Chromecraft Revington Incorporated*                 7,000          168,000
  Helen of Troy Limited, Bermuda*                    13,000          240,500
  Lifetime-Hoan Corporation                          29,947          284,497
                                                                 -----------
                                                                     692,997
                                                                 -----------

INSURANCE - 2.30%
  Capital American Financial Corporation             10,000      $   196,250
  Gainsco Incorporated                               21,000          181,125
  RLI Corporation                                    14,520          339,405
  Torchmark Corporation                               5,000          207,500
  United Insurance Companies, Incorporated            8,800          149,600
                                                                 -----------
                                                                   1,073,880
                                                                 -----------
INTERNATIONAL BOND - 0.38%
  Templeton Global Income Fund                       25,000          175,000
                                                                 -----------
INVESTMENT COMPANIES - 1.02%
  BlackRock Strategic Term Trust                     25,000          187,500
  France Growth Fund, Incorporated                    4,333           41,705
  New Germany Fund                                   20,000          245,000
                                                                 -----------
                                                                     474,205
MACHINERY - AGRICULTURE & CONSTRUCTION - 1.01%
  Lindsay Manufacturing Company*                     13,359          470,905
                                                                 -----------
MISCELLANEOUS - ENERGY - 1.19%
  Holly Corporation                                  12,000          261,000
  Repsol S.A. Sponsored ADR                          10,000          296,250
                                                                 -----------
                                                                     557,250
                                                                 -----------
MISCELLANEOUS - MANUFACTURING - 0.60%
  ILC Technology, Incorporated*                      10,000           93,750
  Versa Technologies, Incorporated                   12,000          186,000
                                                                 -----------
                                                                     279,750
                                                                 -----------
MISCELLANEOUS - SERVICE - 0.22%
  PCA International Incorporated                     10,000          103,750
                                                                 -----------
OIL & GAS - DOMESTIC - 0.73%
  Horsham Corporation                                15,000          202,500
  Plains Resources, Incorporated*                    20,000          136,250
                                                                 -----------
                                                                     338,750
                                                                 -----------
OIL & GAS - INTERNATIONAL - 0.29%
  YPF S. A. Sponsored ADR                             8,000          137,000
                                                                 -----------
OIL & GAS - SERVICES - 1.37%
  Global Industries Incorporated*                    15,000          393,750
  Offshore Logistics, Incorporated*                  20,000          247,500
                                                                 -----------
                                                                     641,250
                                                                 -----------
REAL ESTATE - 8.22%
  Associated Estates Realty Corporation              20,000          410,000
  Bradley Real Estate Incorporated                   13,000          186,875
  CBL & Associates Properties Incorporated           16,000          340,000
  Duke Realty Investments Incorporated               12,000          367,500
  Felcor Suite Hotels Incorporated                   10,000          288,750
  Glimcher Realty Trust                              15,000          270,000
  Health Care Property Investors, Incorporated        6,704          227,098
  IRT Properties Company                             25,000          237,500
  LTC Properties Incorporated                        14,000          203,000
  Merry Land & Investment Company                    18,000          378,000
  Mid-America Apartment Communities                  18,000          414,000
  NAB Asset Corporation                              15,000           69,375
  Shurgard Storage Centers Incorporated              17,400          443,700
                                                                 -----------
                                                                   3,835,798
                                                                 -----------


RETAIL - GENERAL - 0.21%
  Claire's Stores, Incorporated                         500            9,812
  Value City Department Stores*                      15,000           90,000
                                                                 -----------
                                                                      99,812
                                                                 -----------
SAVINGS & LOAN - 0.76%
  Standard Federal Bancorp                           10,000          355,000
                                                                 -----------
UTILITIES - 0.39%
  Texas Utilities Company                             5,000          183,750

Total Common Stocks (cost $13,680,192)                            17,133,439
                                                                 -----------
-----------------------------------
PREFERRED STOCK - 0.72%
-----------------------------------

                                                 SHARES          VALUE
                                                 ------          -----
METAL & MINERAL - 0.72%
  Freeport McMoRan Copper & Gold                     10,000      $   335,000
                                                                 -----------
Total Preferred Stocks (cost $347,888)                               335,000
                                                                 -----------
--------------------------------------------------
U.S. TREASURY OBLIGATIONS - 12.73%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
U.S. TREASURY NOTES - 12.73%
  7.500% due 02/29/96                            $  250,000      $   251,563
  7.250% due 08/31/96                               500,000          506,563
  7.250% due 11/15/96                               250,000          254,140
  8.000% due 01/15/97                               250,000          256,953
  6.750% due 02/28/97                               900,000          912,938
  6.375% due 01/15/99                             1,300,000        1,324,375
  6.375% due 07/15/99                               350,000          356,890
  6.000% due 10/15/99                             1,550,000        1,563,077
  6.250% due 02/15/03                               500,000          508,750
                                                                   -----------
  Total U.S. Treasury Notes (cost $5,788,004)                      5,935,249
                                                                 -----------

--------------------------------------------------
MORTGAGE - BACKED SECURITIES - 22.53%
--------------------------------------------------


                                                 PRINCIPAL       VALUE
                                                 ---------       -----
FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.79%
  7.500% due 06/01/07                            $   70,920      $    71,609
  6.250% due 01/15/09                               417,388          406,461
  8.250% due 03/01/12                               139,896          143,853
  8.500% due 03/01/16                               242,116          250,582
  8.500% due 06/15/17                               400,000          402,504
  7.500% due 07/01/17                               132,984          133,951
  11.000% due 04/01/19                              247,195          272,864
  10.500% due 05/01/19                              159,413          174,259
  11.000% due 11/01/19                              341,287          376,727
                                                                 -----------

                                                                   2,232,810
                                                                 -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.95%
  9.500% due 09/01/05                                36,555           38,444
  6.000% due 12/01/08                               363,751          354,821
  5.500% due 01/01/09                               368,017          353,400
  6.000% due 03/01/09                               279,808          272,939
  5.500% due 04/01/09                               371,612          356,569
                                                                 -----------

                                                                   1,376,173
                                                                 -----------

GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION - 1.03%
  10.250% due 04/15/16                               21,826           23,726
  9.000% due 11/15/16                               177,801          187,984
  9.500% due 05/15/18                                86,985           92,965
  9.000% due 12/15/19                               165,304          174,208
                                                                 -----------

                                                                     478,883
                                                                 -----------

MISCELLANEOUS - 13.76%
FNMA Remic 93-12 ED (7.500% due 02/25/06)         1,000,000        1,027,030
FNMA Remic 92-18 HC (7.500% due 03/25/07)           400,000          413,060
FNMA Remic 93-163 PN (7.000% due 07/25/07)          250,000          255,220
FHLMC 1422 FA (5.970% due 11/15/07)<F1>             500,000          496,750
GNMA Remic 94-6 C (7.990% due 12/16/15)           1,384,338        1,402,501
Merrill Lynch Mortgage Investors 1992-F B
  (6.938% due 09/15/17)<F1>                         500,000          474,375
FNMA Remic 92-119 E (8.000% due 07/25/20)           500,000          517,150
FNMA Remic 92-112 (8.000% due 12/25/20)             780,000          808,782
FNMA Remic 93-127 FA
    (5.240% due 10/25/21)<F1>                       500,000          469,540
FNMA Remic 92-66 F (6.406% due 05/25/22)<F1>        555,365          557,008
                                                                 -----------
                                                                   6,421,416
                                                                 -----------

Total Mortgage-Backed Securities
     (cost $10,269,727)                                           10,509,282
                                                                 -----------
--------------------------------------------------
CORPORATE BONDS AND NOTES - 7.07%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
BANKS - 1.18%
  Boatmens Bancshares, Inc. Sub. Note
        (9.250% due 11/01/01)                    $  240,000      $   272,549
  Comerica Inc., Sub. Note
   (9.750% due 05/01/99)                            250,000          275,086
                                                                 -----------
                                                                     547,635
                                                                 -----------
FINANCIAL SERVICES - 0.49%
  Pacific Gulf Properties, Inc. Sub.
   Convertible Deb. (8.375% due 02/15/01)           250,000          230,625
                                                                 -----------
GAMING - 0.57%
  Circus Circus Enterprises, Inc. Senior
   Sub. Note (10.625% due 06/15/97)                 250,000          266,180
                                                                 -----------
HOMEBUILDER- 0.56%
  Toll Corporation Senior Sub. Note
   (10.500% due 03/15/02)                           250,000          260,625
                                                                 -----------
INSURANCE - 0.52%
  American Financial Group Note
    (9.750% due 08/01/99)                           120,000          120,521
  Reliance Financial Services Corporation
   Senior Note (9.480% due 11/01/00)<F1>            125,000          124,047
                                                                 -----------
                                                                     244,568
                                                                 -----------
OIL & GAS EXPLORATION SERVICES - 1.38%
  Columbia Gas Systems Inc. Deb.
    (10.500% due 06/01/12)<F2>                      250,000          376,946
  Rowan Companies, Inc. Senior Note
    (11.875% due 12/01/01)                          250,000          268,750
                                                                 -----------
                                                                     645,696
                                                                 -----------
SAVINGS & LOAN - 0.30%
  Golden West Financial Corporation Sub.
   Note (10.250% due 12/01/00)                      120,000          139,271

TELEPHONE & TELECOMMUNICATIONS - 0.35%
  United Telecommunications, Inc. Note
   (9.750% due 04/01/00)                            144,000          161,437
                                                                 -----------
UTILITIES - ELECTRIC - 1.72%
  Connecticut Light & Power Company
   1st Ref Mtg. (7.625% due 04/01/97)               296,000          301,049
  El Paso Electric 1st Mtg.
   (6.750% due 05/01/98)<F2>                        200,000          191,750
  New Orleans Public Service Inc.
   1st Mtg. Note (8.670% due 04/01/05)              300,000          309,406
                                                                 -----------
                                                                     802,205
                                                                 -----------

Total Corporate Bonds and Notes
   (cost $3,075,100)                                               3,298,242
                                                                 -----------

--------------------------------------------------
SHORT-TERM INVESTMENTS - 18.88%
--------------------------------------------------

                                                 PRINCIPAL       VALUE
                                                 ---------       -----
COMMERCIAL PAPER - 10.67%
  Columbia Healthcare Corporation
   (5.890% due 12/05/95)                         $1,000,000      $   994,437
  Nabisco Inc. (5.890% due 12/04/95)              1,000,000          994,601
  Pennzoil Company (5.880% due 12/08/95)          1,000,000          993,957
  Time Warner Entertainment Company
    (6.000% due 11/10/95)                         1,000,000          998,500
  Union Pacific Corporation
   (5.840% due 11/13/95)                          1,000,000          998,053
                                                                 -----------
                                                                   4,979,548
                                                                 -----------
VARIABLE RATE DEMAND NOTES<F3>- 8.21%
  General Mills, Inc. (5.460% due 11/01/95)       1,909,639        1,909,639
  Pitney Bowes Credit Corporation
   (5.467% due 11/01/95)                          1,185,676        1,185,676
  Sara Lee Corporation (5.447% due 11/01/95)        488,619          488,619
  Southwestern Bell Telephone Company
    (5.447% due 11/01/95)                            30,000           30,000
  Warner Lambert Company (5.438% due 11/01/95)      207,670          207,670
  Wisconsin Electric Power Company
     (5.508% due 11/01/95)                            7,552            7,552
                                                                 -----------
                                                                   3,829,156
                                                                 -----------
Total Short-Term Investments (cost $8,808,704)                     8,808,704
                                                                 -----------

TOTAL INVESTMENTS - 98.66% (cost $41,969,615)                    46,019,916<F4>

OTHER ASSETS AND LIABILITIES - 1.34%                                 624,070
                                                                 -----------
TOTAL NET ASSETS - 100.00%                                       $46,643,986
                                                                 ===========


--------
*Non-income producing
(ADR) American Depository Receipt

<F1>
Interest rates vary periodically based on current market rates. Rates shown are as of October 31, 1995.
<F2>
Interest payments in default.
<F3>
Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1995.
<F4>
Gross unrealized appreciation and depreciation of securities at October 31, 1995 for financial reporting purposes was $4,997,811 and $947,510 respectively; tax amounts were substantially the same.

The accompanying notes are an integral part of the financial statements.

                    CARILLON CAPITAL FUND
             STATEMENT OF ASSETS AND LIABILITIES
=================================================================
OCTOBER 31, 1995


ASSETS
   Investments in securities,
      at value (cost $41,969,615)                              $ 46,019,916
   Cash                                                              11,292
   Receivable for investment securities sold                        403,271
   Interest and dividends receivable                                261,263
   Prepaid expenses                                                   2,136
                                                               ------------
                                                                 46,697,878
                                                               ------------
LIABILITIES
     Professional fees                                               18,451
     Investment advisory fees                                        29,801
     Portfolio accounting and custody fees                            1,866
     Transfer agency fees                                               964
     Printing expenses                                                1,534
     Other                                                            1,276
                                                               ------------
                                                                     53,892
                                                               ------------
NET ASSETS
     Paid-in capital                                             41,848,367
     Accumulated undistributed net investment income                279,832
     Accumulated undistributed net realized gain                    465,486
     Unrealized appreciation, net                                 4,050,301
                                                               ------------
                                                               $ 46,643,986
                                                               ============
     Shares outstanding
      (without par value, unlimited authorization)                3,673,615
                                                               ============
     Net asset value and redemption price per share            $      12.70
                                                               ============
     Offering price per share
        (Net asset value per share/.95)*                       $      13.37
                                                               ============

* A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

                 CARILLON CAPITAL FUND
                STATEMENT OF OPERATIONS
============================================================
YEAR ENDED OCTOBER 31, 1995
INVESTMENT INCOME
   Interest                                             $ 2,042,370
   Dividends (net foreign withholding
             taxes of $14,152)                              338,548
                                                       ------------
                                                          2,380,918
                                                       ------------
EXPENSES
     Investment advisory fees                               327,862
     Portfolio accounting fees                               29,548
     Professional fees                                       20,605
     Trustees' fees                                          21,573
     Custodial fees and expenses                             11,027
     Registration and filing fees                            11,171
     Transfer agency fees                                    10,924
     Other                                                    6,784
                                                       ------------
                                                            439,494
                                                       ------------
NET INVESTMENT INCOME                                     1,941,424
                                                       ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain on investments                       495,485
     Net change in unrealized appreciation /
          (depreciation) of investments                   2,094,445
                                                       ------------
   NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        2,589,930
                                                       ------------
   NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                                $ 4,531,354
                                                       ============


The accompanying notes are an integral part of the financial statements.

                       CARILLON CAPITAL FUND
               STATEMENTS OF CHANGES IN NET ASSETS
==================================================================
                                           For the year ended October 31,
                                           ------------------------------
                                               1995             1994
                                               ----             ----
 OPERATIONS
   Net investment income                       $ 1,941,424      $ 1,466,085
   Net realized gain on investments                495,485        3,195,104
   Net change in unrealized
   appreciation/(depreciation) of investments    2,094,445       (2,875,627)
                                               -----------      -----------
                                                 4,531,354        1,785,562
                                               -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                        (1,797,101)      (1,227,530)
   Net realized gain on investments             (3,369,426)        (487,992)
                                               -----------      -----------
                                                (5,166,527)      (1,715,522)
                                               -----------      -----------
FUND SHARE TRANSACTIONS
   Proceeds from shares sold                     1,012,125        6,256,782
   Net asset value of shares issued to
   shareholders in reinvestment of dividends     5,166,372        1,715,522
   Payments for shares redeemed                   (748,468)         (56,406)
                                               -----------      -----------
                                                 5,430,029        7,915,898
                                               -----------      -----------
NET INCREASE IN NET ASSETS                       4,794,856        7,985,938

NET ASSETS
  Beginning of year                             41,849,130       33,863,192
                                               -----------      -----------
  End of year (including
  undistributed net investment income of
  $279,832 for 1995 and $286,864 for 1994)     $46,643,986      $41,849,130
                                               ===========      ===========


FUND SHARE TRANSACTIONS:
  Sold                                              81,022          481,658
  Issued in reinvestment of dividends              438,699          132,777
  Redeemed                                         (61,626)          (4,343)
                                               -----------      -----------
Net increase from share transactions               458,095          610,092
                                               ===========      ===========

The accompanying notes are an integral part of the financial statements.

                       CARILLON CAPITAL FUND
                   NOTES TO FINANCIAL STATEMENTS
=============================================================
OCTOBER 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon
Investment Trust (the Trust) registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffilated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000. During the year ended October 31, 1995, the Distributor received commissions of $315.


Other - At October 31, 1995, The Union Central Life Insurance Company (Union Central) owned 2,999,068 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY 0F PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securites for the year ended October 31, 1995, excluding short-term securities, follow:

                               Cost of Purchases      Proceeds from Sales
                               -----------------      -------------------
Common Stocks                  $   8,750,476          $  4,327,716
U.S. Government Securities         7,718,253             7,621,147
Corporate Bonds                    2,037,969             2,357,420
                               -------------          ------------
                                $ 18,506,698           $14,306,283
                               =============          ============

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                          Year ended October 31,
                              --------------------------------------------
                              1995      1994      1993      1992      1991
                              ----      ----      ----      ----      ----
Net Asset Value,
 Beginning of Year            $13.01    $13.00    $12.45    $12.48    $ 9.79
                              ------    ------    ------    ------    ------
Investment Operations:
 Net investment income           .52       .35       .42       .45       .46
 Net realized and
    unrealized gain              .73       .16      1.27       .50      2.71
                              ------    ------    ------    ------    ------
Total from Investment
  Operations                    1.25       .51      1.69       .95      3.17
                              ------    ------    ------    ------    ------
Distributions:
 Net investment income          (.51)     (.32)     (.42)     (.45)     (.48)
 Net realized gain             (1.05)     (.18)     (.72)     (.53)       --
                              ------    ------    ------    ------    ------
Total Distribution             (1.56)     (.50)    (1.14)     (.98)     (.48)
                              ------    ------    ------    ------    ------
Net Asset Value,
 End of Year                  $12.70    $13.01    $13.00    $12.45    $12.48
                              ======    ======    ======    ======    ======
 Total Return <F1>            10.88%     4.56%    14.50%     8.15%    32.99%

Ratios/Supplemental Data:
------------------------
 Ratio of Expenses to
   Average Net Assets          1.01%     1.05%     1.11%     1.10%     1.19%
 Ratio of Net Investment
    Income to Average
    Net Assets                 4.44%     3.89%     3.35%     3.61%     4.03%

 Portfolio Turnover Rate      42.07%    53.20%    43.35%    48.03%    42.07%

Net Assets,
 End of Year (000's)          $46,644   $41,849   $33,863   $29,807   $27,384

<F1>
Assumes sales load is not imposed on either intitial investment or reinvestment of distributions.

                   PART C


             OTHER INFORMATION

           CARILLON INVESTMENT TRUST
           PART C - OTHER INFORMATION



Item 24. Financial Statements and Exhibits

(a) Financial Statements

    Included in Part B hereof are the following financial statements of Registrant:

    Report of Independent Accountants, November 28, 1995

    Schedule of Investments, October 31, 1995

    Statement of Assets and Liabilities, October 31, 1995

    Statement of Operations for the year ended October 31,
      1995

    Statement of Changes in Net Assets for the two years ended
      October 31, 1995

    Notes to Financial Statements


(b) Exhibits

    (1)(a) Declaration of Trust and Amendment No. 1
            - previously filed (initial filing on
            August 21, 1987)
       (b) Amendment No. 2 - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987)
       (c) Amendment No. 3 - previously filed (Post-Effective Amendment No. 3 - February 28, 1990)
    (2) By-Laws - previously filed (initial filing on
        August 21, 1987)
    (3) Not Applicable
    (4) Not Applicable
    (5)(a) Investment Advisory Agreement - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987)
       (b) Administration Agreement - previously filed (initial filing on August 21, 1987)
       (c) Amendment to Administration Agreement - previously filed (Post-Effective Amendment No. 3 - February 28,
           1990)
    (6)(a) Distribution Agreement - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987)
       (b) Amendment to Distribution Agreement - previously filed (Post-Effective Amendment No. 2 - February 28,
           1989)
    (7) Not Applicable
    (8) (a) Custodian Agreement - previously filed (Post-Effective Amendment No. 3 - February 28, 1990)
        (b) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 3 - February 28, 1990)
    (9) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 3 - February 28, 1990)
   (10) Opinion and Consent of Counsel - previously filed (Pre-Effective Amendment No. 2 - February 12, 1988)
   (11) (a)  Consent of Deloitte & Touche LLP - filed herewith
        (b) Consent of Price Waterhouse - filed herewith
   (12)  Not Applicable
   (13) Form of Contribution Agreement - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987)
   (14) IRA Disclosure Statement - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987)
   (15)  Not Applicable
   (16) Performance Computations - previously filed (Post-Effective Amendment No. 8)
   (17) (a) Application Form - previously filed (Post-Effective Amendment No. 6 - February 28, 1993)
         (b) Supplemental Application - previously filed (Post-Effective Amendment No. 7 - February 25, 1994)
   (18) Powers of Attorney - previously filed (Pre-Effective Amendment No. 1 - December 30, 1987; Post-Effective Amendment No. 4 - February 28, 1991; Post-Effective Amendment No. 6 - February 28, 1993)

Item 25. Persons Controlled by or Under Common Control with
Registrant

    At January 31, 1996, approximately 77% of Registrant's shares were owned by The Union Central Life Insurance Company ("UC"). Set forth below is a chart showing the entities controlled by or affiliated with UC, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.

       THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I. The Union Central Life Insurance Company (Ohio)

   A. Carillon Investments, Inc. (Ohio) - 100% owned

   B. Carillon Marketing Agency, Inc. (Delaware) - 100% owned

      a. Carillon Marketing Agency of Alabama, Inc. (Alabama)
         -  100% owned

      b. Carillon Marketing Agency of Idaho, Inc. (Idaho)
         - 100% owned

      c. Carillon Marketing Agency of Kentucky, Inc. (Kentucky)
         - 100% owned

      d. Carillon Marketing Agency of Maine, Inc. (Maine) -
         100% owned

      e. Carillon Insurance Agency of Massachusetts, Inc.
        (Massachusetts) - 100% owned

      f. Carillon Marketing Agency of New Mexico, Inc.
        (New Mexico) - 100% owned

      g. Carillon Marketing Agency of Ohio, Inc. (Ohio)
         - 100% owned

      h. Carillon Marketing Agency of Pennsylvania, Inc.
         (Pennsylvania) - 100% owned

      i.  Carillon Marketing Agency of Texas, Inc.
         (Texas)  - 100% owned

  C. Carillon Advisers, Inc. (Ohio) - 100% owned

      a. First Summit Capital Management (Ohio)- 51% owned

  D. The Manhattan Life Insurance Company (New York)
      - 73% owned


II. Mutual Funds of the Carillon Group

  A. Carillon Fund, Inc.* (Maryland)

  B. Carillon Investment Trust** (Massachusetts)

* At January 31, 1996, The Union Central Life Insurance Company owned 100% of the outstanding shares of Carillon Fund, Inc.

**  At January 31, 1996, The Union Central Life Insurance
Company owned 77% of the outstanding shares of the Trust.

III. Summit Investment Trust (Massachusetts) - a mutual fund
      whose investment adviser is   First Summit Capital
      Management


Item 26.  Number of Holders of Securities

                               Number of Record
Title of Class                 Holders as of December 31, 1995
--------------                 -------------------------------
Carillon Capital Fund           45



***

Item 28.  Business and other Connections of Investment Adviser

  Information regarding the principal officers and directors of Carillon Advisers, Inc. ("CAI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.


Name and           Position with    Principal Occupation(s)
Address            the Adviser      During Past Two Years
--------           -------------    -------------------------
Harry Rossi        Director         Director Emeritus, The Union
                                    Central Life Insurance
                                    Company("UC"); Director,
                                    Carillon Group of Mutual
                                    Funds; prior thereto,
                                    Director, UC

Larry R. Pike      Director         Chairman, President and
                                    Chief Executive Officer, UC

George L. Clucas   Director,        Senior Vice President, UC;
                  President        Director, President and
                   and Chief        Chief Executive Officer,
                   Executive        Carillon Group of Mutual
                   Officer          Funds


Steven R.          Vice President   Vice President, UC; prior
Sutermeister                        thereto, Senior Vice
                                    President, Washington
                                    Square; prior thereto,
                                    Marketing Analyst, Salomon
                                    Brothers

D. Stephen Cole    Vice President   Vice President, UC

Thomas G. Knipper  Treasurer        Assistant Controller, UC;
                                    Controller, Carillon Group
                                    of Mutual Funds; prior
                                    thereto, Treasurer of The
                                    Gateway Trust and Vice
                                    President and Controller of
                                    Gateway Advisers, Inc.

John F. Labmeier   Secretary        Second Vice President,
                                    Associate General Counsel
                                    and Assistant Secretary, UC;
                                    Vice President and
                                    Secretary, Carillon Group of
                                    Mutual Funds and
                                    Carillon Investments, Inc.



Item 29. Principal Underwriters

  (a)  The principal underwriter of Registrant is Carillon
Investments, Inc. Carillon Investments, Inc. also acts as principal underwriter for the Carillon Account of UC.

  (b)  The officers and directors of Carillon Investments, Inc.
and their positions, if any, with Registrant are shown below.
The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240.


Name and Position with
Carillon Investments, Inc.       Position with Registrant
----------------------------     -------------------------
George L. Clucas                 Director, President and Chief
Director                          Executive Officer

Charles W. Grover                None
Director

John H. Jacobs                   Director
Director

Elizabeth G. Monsell             None
Director and President

Larry R. Pike                    None
Director

Lothar A. Vasholz                None
Director

Kevin W. O'Toole                 None
Vice President

Patricia A. Stalder              None
Treasurer

John F. Labmeier                 Vice President and Secretary
Vice President and Secretary

Patricia M. Heim                 None
Compliance Officer

John M. Lucas                    Assistant Secretary
Assistant Secretary


  (c) Carillon Investments, Inc. received $1,576 in aggregate commissions from the sale of Trust shares for the year ended
October 31, 1995.  Of this amount, Carillon Investments, Inc.
retained $315.


Item 30.  Location of Accounts and Records

  Firstar Trust Company (formerly known as First Wisconsin Trust Company), Mutual Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, acts as custodian of the Registrant's assets and is its bookkeeping, transfer and dividend disbursing agent. It maintains books, records and accounts of the Registrant required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.  Management Services

  Not applicable.


Item 32.  Undertakings

  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Carillon Investment Trust, certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 28th day of February, 1996.

                                 CARILLON INVESTMENT TRUST
(SEAL)

Attest: /s/ John F. Labmeier    By: /S/ George L. Clucas
                                George L. Clucas, President

   Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                         Title                  Date
---------                         -----                  ----
/s/ George L. Clucas              President and          2/28/96
  George L. Clucas                Trustee(Principal
                                  Executive Officer)

/s/ Thomas G. Knipper             Controller             2/28/96
  Thomas G. Knipper               (Principal Financial
                                  and Accounting
                                   Officer)

*/s/ George M. Callard, M.D.      Trustee                2/28/96
  George M. Callard, M.D.


*/s/ Theodore H. Emmerich         Trustee                2/28/96
  Theodore H. Emmerich


*/s/ James M. Ewell               Trustee                2/28/96
  James M. Ewell


*/s/ Richard H. Finan             Trustee                2/28/96
  Richard H. Finan


*/s/Jean Patrice Harrington,S.C.  Trustee                2/28/96
  Jean Patrice Harrington, S.C.


*/s/ John H. Jacobs               Trustee                2/28/96
  John H. Jacobs


*/s/ Charles W. McMahon           Trustee                2/28/96
  Charles W. McMahon


*/s/ Harry Rossi                  Trustee                2/28/96
  Harry Rossi



*/  By /s/ John F. Labmeier, pursuant to Power of Attorney
previously filed.

               TABLE OF EXHIBITS


(11)(a)  Consent of Deloitte & Touche LLP

(11)(b)  Consent of Price Waterhouse LLP